UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017

M III ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 716-1491

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The sole purposes of this Amendment No. 1 to the Current Report on Form 8-K (this “Current Report”) filed by M III Acquisition Corp. on November 3, 2017 (the “Original 8-K”) are to (i) correct the execution date of the Voting Agreement, dated as of November 3, 2017 (the "Voting Agreement"), by and among M III Sponsor I LLC and M III Sponsor I LP (together, the "Sponsors") and Infrastructure and Energy Alternatives, LLC ("IEA LLC"), which was incorrectly referenced as of November 2, 2017 in the Original 8-K, (ii) file as an exhibit the Agreement and Plan of Merger (the “Merger Agreement”), dated November 3, 2017, by and among the Company, IEA Energy Services LLC (“IEA”), Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, IEA LLC, Oaktree Power Opportunities Fund III Delaware, L.P. (“Oaktree”) solely in its capacity as the seller’s representative and, solely for purposes of certain sections therein, the Sponsors and (iii) file as an exhibit the Voting Agreement. The Merger Agreement and the Voting Agreement are filed herewith as Exhibits 2.1 and 10.1, respectively. The disclosure provided under Item 1.01 of the Original 8-K is incorporated herein by reference.

Additional Information

The proposed transaction will be submitted to stockholders of the Company for their approval. In connection with that approval, the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement containing information about the proposed transaction and the respective businesses of the Company and IEA. Stockholders are urged to read the proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to M III Acquisition Corp., 3 Columbus Circle, 15th Floor, New York, NY 10019, (212) 716-1491.

The Company, IEA and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Form 10-K filed with the SEC on March 30, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

This Current Report, including the exhibits hereto, may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report and the exhibits hereto that address activities, events or developments that the Company, IEA and/or Oaktree expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. These statements are based on certain assumptions and analyses made by the Company, IEA and/or Oaktree in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein and in the exhibits hereto due to many factors such as, but not limited to, the ability to satisfy closing conditions for the proposed transaction, including stockholder and other approvals, the financial performance of IEA, competition within the engineering, procurement and construction industry and from competing technologies, IEA’s ability to identify and complete future acquisitions, the ability of the combined company to meet the NASDAQ’s listing standards, including having the requisite number of stockholders, and the risks identified in the Company’s prior and future filings with the SEC (available at www.sec.gov), including the proxy statement and the final prospectus dated July 7, 2016. These statements speak only as of the date they are made and none of the Company, IEA and/or Oaktree undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Energy Services, LLC, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., the seller’s representative and, solely for purposes of certain sections therein, M III Sponsor I LLC and M III Sponsor I LP.

10.1	Voting Agreement, dated as of November 3, 2017, by and among M III Sponsor I LLC, M III Sponsor I LP and Infrastructure and Energy Alternatives, LLC.

1

99.1**	Press release dated November 3, 2017.

99.2**	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

** Previously filed.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2017

M III ACQUISITION CORP.

By:	/s/ Mohsin Y. Meghji
Name: Mohsin Y. Meghji
Title: Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Energy Services, LLC, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., the seller’s representative and, solely for purposes of certain sections therein, M III Sponsor I LLC and M III Sponsor I LP.

10.1	Voting Agreement, dated as of November 3, 2017, by and among M III Sponsor I LLC, M III Sponsor I LP and Infrastructure and Energy Alternatives, LLC.

99.1**	Press release dated November 3, 2017.

99.2**	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

** Previously filed.